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                                                                      Exhibit 23



INDEPENDENT AUDITORS' CONSENT


Autocam Corporation
Grand Rapids, Michigan

We consent to the incorporation by reference in Registration Statement No. 33-72818 and Registration Statement No. 33-80933 of Autocam Corporation on Forms S-8 of our report dated August 4, 1997, incorporated by reference in this Annual Report on Form 10-K of Autocam Corporation for the year ended June 30, 1997.

/s/  Deloitte & Touche LLP

September 18, 1997




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